                                                                       EXH. 10.7

STATE OF NORTH CAROLINA

COUNTY OF RICHMOND                                CAPITAL MAINTENANCE AGREEMENT


     This Capital Maintenance Agreement (the "Agreement"), dated as of _________, 1996, by and between Carolina Fincorp, Inc., Hillsborough, North Carolina, a North Carolina-chartered bank holding company (the "Holding Company") and Richmond Savings Bank, Inc., SSB a North Carolina-chartered stock savings bank (the "Savings Bank").

     WHEREAS, the Savings Bank has applied to the Administrator, Savings Institutions Division, North Carolina Department of Commerce ("Administrator") for permission to convert from a North Carolina mutual savings bank to a North Carolina stock owned savings bank (the "Conversion"); and

     WHEREAS, as a part of the Conversion, the Holding Company has applied to the Administrator for permission to acquire all of the capital stock issued by the Savings Bank in the Conversion (the "Acquisition") and to sell shares of the Holding Company's common stock to certain persons in a subscription and, if necessary, a community offering and a syndicated community offering; and

     WHEREAS, the Administrator, the Holding Company and the Savings Bank wish to protect the interests of the depositors of the Savings Bank and the Savings Association Insurance Fund; and

     WHEREAS, by letters dated _______________, 1996, the Administrator has approved the Conversion and the Acquisition conditional upon, among other things, the Holding Company and the Savings Bank entering this Agreement (the "Approval").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties agree that, following the Conversion and Acquisition, the Holding Company and the Savings Bank will maintain the capital of the Savings Bank at all times in compliance with the applicable capital requirements of all federal and state regulatory agencies having supervisory authority over the Savings Bank, including the capital requirements of the Administrator and the Federal Deposit Insurance Corporation.

     IN WITNESS WHEREOF, this Agreement has been executed by each director of the Holding Company and the Savings Bank.

DIRECTORS OF CAROLINA FINCORP, INC.:


___________________________________     ____________________________________
J. Stanley Vetter                       Joe M. McLaurin

___________________________________     ____________________________________
John T. Page                            W. Jesse Spencer

___________________________________     ____________________________________
Russell E. Bennett                      E.E. Vuncannon, Jr.

___________________________________     ____________________________________
Buena Vista Coggin                      R. Larry Campbell



DIRECTORS OF RICHMOND SAVINGS BANK, INC., SSB:


___________________________________     ____________________________________
J. Stanley Vetter                       Joe M. McLaurin

___________________________________     ____________________________________
John T. Page                            W. Jesse Spencer

___________________________________     ____________________________________
Russell E. Bennett                      E.E. Vuncannon, Jr.

___________________________________     ____________________________________
Buena Vista Coggin                      R. Larry Campbell

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